UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-451-2010

Date of fiscal year end: November 30

Date of reporting period: August 31, 2007

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON PARTNERS MASSACHUSETTS MUNICIPALS FUND

FORM N-Q

AUGUST 31, 2007

LEGG MASON PARTNERS MASSACHUSETTS MUNICIPALS FUND

Schedule of Investments (unaudited)	August 31, 2007

FACE AMOUNT	SECURITY	VALUE
MUNICIPAL BONDS - 97.7%
Education - 22.2%
$1,000,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue, Series A, FSA-Insured, 5.000% due 8/15/30	$1,018,340
	Massachusetts State DFA Revenue:
1,000,000	Applewild School Issue, Radian-Insured, 5.750% due 8/1/29	1,037,930
1,105,000	Assumption College, Series A, Radian-Insured, 5.750% due 3/1/20	1,147,067
	Belmont Hill School:
1,350,000	5.000% due 9/1/23	1,383,061
1,420,000	5.000% due 9/1/24	1,452,504
1,170,000	5.000% due 9/1/26	1,189,317
3,470,000	Boston College, Series P, 5.000% due 7/1/38	3,493,874
1,000,000	Boston University, Series T-1, AMBAC-Insured, 5.000% due 10/1/35	1,013,890
1,000,000	Curry College, Series A, ACA-Insured, 6.000% due 3/1/31	1,023,320
1,070,000	Williston Northampton School Project, XLCA-Insured, 5.000% due 10/1/25	1,096,376
	Massachusetts State Educational Financing Authority Revenue, Issue E, AMBAC-Insured:
1,445,000	5.000% due 1/1/13 (a)	1,453,583
2,175,000	5.300% due 1/1/16 (a)	2,199,229
2,500,000	Massachusetts State HEFA Revenue, Berklee College of Music, Series A, 5.000% due 10/1/32	2,515,650
665,000	University of Virgin Islands, Refunding & Improvement, Series A, ACA- Insured, 6.000% due 12/1/19	694,952

	Total Education	20,719,093

Escrowed to Maturity - 3.3%
965,000	Boston, MA, Water & Sewer Commission Revenue, 10.875% due 1/1/09 (b)(c)	1,018,027
1,585,000	Massachusetts State Port Authority Revenue, 13.000% due 7/1/13 (b)	2,053,336

	Total Escrowed to Maturity	3,071,363

Finance - 1.1%
1,000,000	Virgin Islands PFA Revenue, Series E, Subordinated Lien, Fund Loan Notes, 5.750% due 10/1/13	1,027,850

General Obligation - 11.4%
3,000,000	City of Springfield, MA, GO, FSA-Insured, 5.000% due 8/1/19	3,160,920
4,500,000	Massachusetts State, GO, Series B, 5.000% due 11/1/16 (d)	4,820,535
1,000,000	Quaboag, MA, Regional School District, GO, State Qualified, FSA-Insured, State Aid Withholding, 5.500% due 6/1/20	1,048,780
1,500,000	Westwood, MA, GO, MBIA-Insured, 5.375% due 6/1/17	1,603,935

	Total General Obligation	10,634,170

Hospitals - 11.5%
	Massachusetts State HEFA Revenue:
	Berkshire Health Systems, Series E:
1,000,000	6.250% due 10/1/31	1,036,480
750,000	Radian-Insured, 5.700% due 10/1/25	769,282
2,000,000	Caritas Christi Obligation, Series B, 6.750% due 7/1/16	2,180,040
400,000	CARS Medical Center of Central Massachusetts, Series B, AMBAC- Insured, 9.120% due 6/23/22 (e)	416,968
	Covenant Healthcare System:
1,000,000	6.500% due 7/1/17	1,081,840
750,000	6.000% due 7/1/31	786,915
1,000,000	Milford Regional Medical Center, Series E, 5.000% due 7/15/27	942,270
	Refunding, Partners Healthcare Systems, Series G-5:
1,250,000	5.000% due 7/1/18	1,294,075

See Notes to Schedule of Investments.

LEGG MASON PARTNERS MASSACHUSETTS MUNICIPALS FUND

Schedule of Investments (unaudited) (continued)	August 31, 2007

FACE AMOUNT	SECURITY	VALUE
Hospitals - 11.5% (continued)
$250,000	5.000% due 7/1/19	$258,215
400,000	5.000% due 7/1/20	410,912
1,500,000	University of Massachusetts, Memorial Health Care Inc., Series C, 6.625% due 7/1/32	1,562,025

	Total Hospitals	10,739,022

Housing: Multi-Family - 1.9%
	Framingham, MA, Housing Authority Mortgage Revenue, Beaver Terrace Apartments, Series A, GNMA-Collateralized:
400,000	6.200% due 2/20/21	434,516
1,200,000	6.350% due 2/20/32	1,302,144

	Total Housing: Multi-Family	1,736,660

Housing: Single-Family - 3.0%
2,000,000	Massachusetts State Housing Finance Agency, Housing Revenue, Single- Family, Series 130, 4.850% due 12/1/22 (a)	1,941,140
995,000	Massachusetts State Housing Financial Agency, Housing, Series E, 4.500% due 6/1/38	901,470

	Total Housing: Single-Family	2,842,610

Industrial Development - 2.1%
915,000	Boston, MA, Industrial Development Financing Authority Revenue, Roundhouse Hospitality LLC Project, 7.875% due 3/1/25 (a)	889,261
1,000,000	Massachusetts State, DFA Revenue, May Institute Issue Inc., Radian-Insured, 5.750% due 9/1/29	1,038,720

	Total Industrial Development	1,927,981

Life Care Systems - 3.9%
	Massachusetts State DFA Revenue:
1,300,000	First Mortgage, Edgecombe Project, Series A, 6.750% due 7/1/26	1,356,888
1,000,000	Neville Community, Series A, GNMA-Collateralized, 6.000% due 6/20/44	1,072,110
1,160,000	Massachusetts State, IFA Revenue, Refunding Bonds, Chelsea Jewish Nursing Home, Series A, FHA-Insured, 6.500% due 8/1/37	1,225,238

	Total Life Care Systems	3,654,236

Miscellaneous - 1.1%
1,000,000	Massachusetts State DFA Revenue, Massachusetts Biomedical Research Corp., Series C, 6.250% due 8/1/20	1,059,550

Pollution Control - 0.6%
485,000	Massachusetts State, Water Pollution Abatement Trust, Pool Program, Series 9, Unrefunded Balance, 5.250% due 8/1/28	508,527

Pre-Refunded - 24.4%
	Massachusetts State:
1,915,000	Consolidated Loan, Series D, MBIA-Insured, Call 8/1/12 @ 100, 5.375% due 8/1/22 (d)(f)	2,054,067
3,000,000	GO, Series D, MBIA-Insured, Call 11/1/11 @ 100, 5.500% due 11/1/15 (f)	3,197,730
2,750,000	Project, Series C, MBIA-Insured, Call 10/1/10 @ 100, 5.250% due 10/1/20 (f)	2,871,825
	Massachusetts State DFA Revenue:
1,000,000	Briarwood, Series B, Call 12/1/10 @ 101, 8.250% due 12/1/30 (f)	1,142,840
1,000,000	VOA Concord, Series A, GNMA-Collateralized, Call 10/20/11 @ 105, 6.900% due 10/20/41 (f)	1,165,580
1,000,000	Western New England College, AMBAC-Insured, Call 7/1/10 @ 102, 5.250% due 7/1/20 (f)	1,060,270

See Notes to Schedule of Investments.

LEGG MASON PARTNERS MASSACHUSETTS MUNICIPALS FUND

Schedule of Investments (unaudited) (continued)	August 31, 2007

FACE AMOUNT	SECURITY	VALUE
Pre-Refunded - 24.4% (continued)
	Massachusetts State HEFA Revenue:
$1,000,000	Milford-Whitinsville Hospital, Series D, Call 7/15/12 @ 101, 6.350% due 7/15/32 (f)	$1,120,960
2,500,000	University of Massachusetts, Project, Series C, MBIA-Insured, Call 10/1/12 @ 100, 5.250% due 10/1/31 (f)	2,678,825
1,475,000	Winchester Hospital, Series E, Call 7/1/10 @ 101, 6.750% due 7/1/30 (f)	1,587,956
1,000,000	Massachusetts State Special Obligation Revenue, Consolidated Loan, Series A, FGIC-Insured, Call 6/1/12 @ 100, 5.000% due 6/1/22 (f)	1,054,200
1,515,000	Massachusetts State Water Pollution Abatement Trust, Pool Program, Series 9, Call 8/1/13 @ 100, 5.250% due 8/1/28 (f)	1,631,837
1,000,000	Northern Mariana Islands Commonwealth GO, Series A, Call 6/1/10 @ 100, 7.375% due 6/1/30 (f)	1,097,820
1,000,000	University of Massachusetts Building Authority Project Revenue, Senior, Series 2, AMBAC-Insured, Call 11/1/10 @ 100, 5.250% due 11/1/20 (f)	1,046,930
1,000,000	Westfield, MA, MBIA-Insured, Call 12/15/11 @ 101, 5.500% due 12/15/20 (f)	1,080,340

	Total Pre-Refunded	22,791,180

Public Facilities - 1.1%
1,000,000	Boston, MA, Convention Center Act, Special Obligation, Series A, AMBAC- Insured, 5.000% due 5/1/25	1,025,800

Transportation - 5.6%
3,000,000	Massachusetts Bay Transportation Authority Revenue, Assessment, Series A, 5.250% due 7/1/30	3,203,070
2,000,000	Massachusetts State Port Authority Revenue, Series A, AMBAC-Insured, 5.000% due 7/1/25	2,057,220

	Total Transportation	5,260,290

Utility - 1.1%
1,000,000	Massachusetts State DFA Revenue, Devens Electric Systems, 6.000% due 12/1/30	1,045,970

Water & Sewer - 3.4%
1,000,000	Boston, MA, Water & Sewer Commission Revenue, Senior Series A, 5.000% due 11/1/24	1,027,780
80,000	Massachusetts State Water Pollution Abatement Trust, Series A, Unrefunded Balance, 6.375% due 2/1/15	80,096
2,000,000	Massachusetts State Water Resources Authority, Series A, FSA-Insured, 5.000% due 8/1/24	2,069,700

	Total Water & Sewer	3,177,576

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $89,952,532)	91,221,878

SHORT-TERM INVESTMENTS - 1.1%
Water & Sewer - 0.8%
700,000	Massachusetts State Water Resources Authority, Multi-Modal, Refunding, Subordinated Series D, LOC-Landesbank Baden-Wurttemberg, 4.050%, 9/4/07 (g)	700,000

Transportation - 0.3%
300,000	Massachusetts Bay Transportation Authority, General Transportation Systems, SPA-Westdeutsche Landesbank, 3.970%, 9/5/07 (g)	300,000

	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,000,000)	1,000,000

	TOTAL INVESTMENTS - 98.8% (Cost - $90,952,532#)	92,221,878
	Other Assets in Excess of Liabilities - 1.2%	1,142,314

	TOTAL NET ASSETS - 100.0%	$93,364,192

See Notes to Schedule of Investments.

LEGG MASON PARTNERS MASSACHUSETTS MUNICIPALS FUND

Schedule of Investments (unaudited) (continued)	August 31, 2007

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(c)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(d)	All or a portion of this security is segregated for open futures contracts.
(e)	Inverse floating rate security - coupon varies inversely with level of short-term tax-exempt interest rates.

(f)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ACA	— American Capital Assurance
AMBAC	— Ambac Assurance Corporation
CARS	— Complimentary Auction Rate Securities
DFA	— Development Finance Agency
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Administration
FSA	— Financial Security Assurance
GNMA	— Government National Mortgage Association
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IFA	— Industrial Finance Agency
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
PFA	— Public Facilities Authority
Radian	— Radian Assets Assurance
SPA	— Standby Bond Purchase Agreement
XLCA	— XL Capital Assurance Inc.

Ratings Table† August 31, 2007 (unaudited)

S&P/Moody’s/Fitch**
AAA/Aaa	52.0%
AA/Aa	19.7
A	13.3
BBB/Baa	10.6
A-1/VMIG1	1.1
NR	3.3
100.0%

†	As a Percent of Total Investments
**	S&P primary rating; Moody’s secondary, then Fitch

See pages 5 and 6 for definitions of ratings.

See Notes to Schedule of Investments.

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA — Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A — Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB — Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, — Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative

CCC, with respect to capacity to pay interest and repay principal in accordance with the terms of the

CC and C obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation.

While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D — Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa — Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A — Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa — Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bond Ratings (unaudited) (continued)

B — Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca — Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C —Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA — Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A — Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB — Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, — Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with

CCC and CC respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR — Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

SP-1 — Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1 — Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 — Moody’s highest rating for issues having a demand feature — VRDO.

MIG1 — Moody’s highest rating for short-term municipal obligations.

P-1 — Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F1 — Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Partners Massachusetts Municipals Fund (the “Fund”) is a separate non-diversified series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a Massachusetts business trust registered under the 1940 Act as a separate non-diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Inverse Floaters. The Fund may participate either in structuring an inverse floater or purchasing an inverse floater in the secondary market. An inverse floater generally has a floating or variable rate of interest that moves in the opposite direction of market interest rates. So, when short-term interest rates move in an upward direction, the interest rate paid on the inverse floater decreases, and vice versa when market interest rates decrease. Inverse floaters also generally respond more rapidly to market interest rate changes than fixed rate securities. Inverse floaters are subject to interest rate and leveraging risks.

When structuring an inverse floater, the Fund will transfer to a trust fixed-rate tax-exempt municipal bonds purchased by the Fund. The trust then typically issues two traunches of variable rate securities that are collateralized by the cash flows of the fixed-rate tax-exempt municipal bonds. The two traunches are known as an inverse floater and a variable rate demand obligation (“VRDO”). The VRDO pays interest based on a floating rate set by a remarketing agent at predetermined intervals. The inverse floater, also known as a residual interest tax-exempt security (a “RITES”), is transferred to the Fund, which receives interest based on the remaining cash flow of the trust, after payment of interest on the VRDO and various expenses of the trust. When structuring an inverse floater, the Fund would also be required to retain the municipal bond on its balance sheet and recognize a liability for the VRDO traunch of the trust, along with the periodic interest expense associated with the VRDO. Both the municipal bond and the VRDO are marked to market when the Fund determines its net asset value.

When the Fund purchases an inverse floater in the secondary market, it is required to mark the inverse floater to market when determining net asset value. Interest income is accrued as earned and unrealized gains or losses are recognized when marked to market. The inverse floater held by the Fund at August 31, 2007 was acquired in the secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(d) Fund Concentration. Since the Fund invests primarily in obligations of issuers within Massachusetts, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Massachusetts.

(e) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At August 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,524,824
Gross unrealized depreciation	(1,255,478)

Net unrealized appreciation	$1,269,346

At August 31, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 10 Year Notes	61	12/07	$6,667,879	$6,651,859	$16,020

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: October 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: October 29, 2007

By	/s/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer

Date: October 29, 2007